March 23, 2004

DREYFUS PREMIER OPPORTUNITY FUNDS
- DREYFUS PREMIER ENTERPRISE FUND

Supplement to Prospectus
dated February 1, 2004

     The following information supersedes and replaces the information in the sixth paragraph contained in the section of the Fund’s Prospectus entitled “Management”:

     The fund’s primary portfolio manager is Robert T. Ammann, C.F.A. He had been a co-primary portfolio manager of the fund since its inception and has been employed by Founders since 1993. He is a vice president of investments and a senior portfolio manager at Founders.

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